Impairment of long-lived assets	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Impairment of long-lived assets
25.	Impairment of long-lived assets

Accounting policy and Critical accounting estimates and judgments

At each reporting date, the Company reviews the carrying amounts of its non-financial assets (other than inventories and deferred tax assets) to determine whether there is any indication of impairment. If any such indication exists, then the asset’s recoverable amount is estimated. The Company considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment.

For impairment testing, assets are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or CGUs.

The recoverable amount of an asset or CGU is the greater of its value in use and its fair value less costs to sell. The value in use calculation is based on a DCF model. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. The cash flows are derived from the budget for the next years and do not include restructuring activities that the Company is not yet committed to or significant future investments that will enhance the asset’s performance of the CGU being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used. The key assumptions used to determine the recoverable amount for the different CGUs, including a sensitivity analysis, are further below in this note.

An impairment loss is recognized when the carrying amount of an asset or the CGU exceeds its recoverable amount. An impairment loss recognized in a prior period is reversed if, and only if, there is an indication that there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.

As at December 31, 2018, the market capitalization of the Company was below the book value of its own equity, indicating a potential impairment of the assets.

The Company has defined as a cash-generating unit each country where it operates. For impairment test purpose, the intangible assets located in Cayman, where it has no operations and its assets are used by its subsidiaries, were allocated to Brazil CGU.

Key assumptions used in value in use calculations and sensitivity to changes in assumptions

The calculation of value in use CGU’s is most sensitive to the following assumptions:

•	Compound annual growth rate (CAGR)

•	Working capital over Net Revenue

•	Discount rate

•	Royalty

CGU	Project period	CAGR	Working capital	Discount rate
Brazil	5 years	12.20%	13.20%	14.5%

CGU	Project period	CAGR	Royalty	Discount rate
Shoestock	Perpetual	11.30%	6.8%	14.5%

Given the degree of uncertainty of these assumptions, the Company performs a sensitivity analysis thereof using reasonable changes in the key assumptions on which the recoverable amount of the cash-generating units is based in order to confirm whether their recoverable amount still exceeds their carrying amount. The sensitivity analysis involved adjusting the discount rate by +/- 50 basis points.

There were no impairment losses for the years ended December 31, 2016, 2017 or 2018.

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